Other Long-Term Liabilities	12 Months Ended
Apr. 30, 2016
Other Long-Term Liabilities
8.	Other Long-Term Liabilities

Other long-term liabilities consist primarily of deferred rent, tax liabilities and reserves, and long-term insurance liabilities. The Company provides for minimum rent expense over the lease terms (including the build-out period) on a straight-line basis. The excess of such rent expense over actual lease payments (net of tenant allowances) is classified as deferred rent. Other long-term liabilities include store closing expenses and long-term deferred revenues. The Company had the following long-term liabilities at April 30, 2016 and May 2, 2015:

	April 30, 2016	May 2, 2015
Deferred rent	$70,006	$90,871
Tax liabilities and reserves	13,758	43,090
Insurance liabilities	15,219	15,277
Other	15,201	12,971

Total other long-term liabilities	$114,184	$162,209